UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 10, 2020

George Risk Industries, Inc.

(Exact name of registrant as specified in its charter)

Colorado	000-05378	84-0524756
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

802 S. Elm St.
Kimball, NE	69145
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 308-235-4645

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.10 par value	RSKIA	OTC Markets
Convertible Preferred Stock, $20 stated value	RSKIA	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.02 (a).	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 4, 2020, the Chief Financial Officer of George Risk Industries Inc. (the “Company”) determined that an error that existed in the Company’s previously issued financial statements for the quarters ended July 31, 2019 and October 31, 2019 and for the year ended April 30, 2019 (collectively, the “Relevant Periods”) filed with the Securities and Exchange Commission on September 18, 2019, December 20, 2019 and August 13, 2019 respectively. The Company failed to give effect to the phase in of FASB ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) in the financial statements included in the Company’s 10-Q and 10-K. ASU 2016-01, which was effective for public business entities for fiscal years beginning after December 31, 2017, is intended to enhance the reporting model for certain financial instruments to provide users of financial instruments with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. This new standard affects all entities that hold financial assets or owe financial liabilities.

The Chief Financial Officer promptly notified the Board of Directors of the existence of the error. The Chief Financial Officer has also discussed the matter with the Company’s auditors, Haynie and Company. As a result of this error, the previously filed financial statements in the Forms 10-K and 10-Q should no longer be relied upon.

The Company is restating its financial statements for the Relevant Periods to reflect the phase in of ASU 2016-01 which will impact how it records other comprehensive income. Under the new guidance in ASU 2016-01 the Company should record unrealized gains and losses in the value of the equity securities it owns in the income statement, whereas, under previous guidance those gains and losses were recorded as other comprehensive income. The Company expects to file these amendments for the Relevant Periods as soon as possible which will contain restated financial statements. The restatements are expected to have an impact on the financial statements for the Relevant Periods as previously filed, with changes reflected in the relevant income statements on other comprehensive income (loss), unrealized gains (losses), and earnings per share, an impact on the relevant balance sheets equity sections, adjustments to the statements of cash flow and related disclosures and Management’s Discussion and Analysis of Financial Condition and Results of Operations.

No changes for the restatement are expected to have any impact on our cash position, cash flow, liquidity, or operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2020	By:	/s/ Stephanie M. Risk-McElroy
Stephanie M. Risk-McElroy
President/CEO/CFO